Exhibit 99.2
Supplemental Presentation Materials First Quarter 2009 Financial Review and Analysis (unaudited) April 28, 2009

Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to risks and uncertainties relating to investment in development activities and new production facilities; fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions; ability of the Company to generate sustained productivity improvement; successful integration of acquisitions; successful implementation of new manufacturing technologies and installation of manufacturing equipment; the financial condition and inventory strategies of customers; customer and supplier concentrations; changes in customer order patterns; loss of significant contract(s) or customer(s); timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; impact of competitive products and pricing; selling prices; business mix shift; volatility of capital and credit markets; credit risks; ability of the Company to obtain adequate financing arrangements and to maintain access to capital; fluctuations in interest rates; fluctuations in pension, insurance and employee benefit costs; impact of legal proceedings, including a previous government investigation into industry competitive practices, and any related proceedings or lawsuits pertaining thereto or to the subject matter thereof related to the concluded investigation by the U.S. Department of Justice ("DOJ") (including purported class actions seeking treble damages for alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation), as well as the impact of potential violations of the U.S. Foreign Corrupt Practices Act; changes in governmental regulations; changes in political conditions; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; worldwide and local economic conditions; impact of epidemiological events on the economy and the Company's customers and suppliers; acts of war, terrorism, natural disasters; and other factors. The Company believes that the most significant risk factors that could affect its financial performance in the near- term include (1) the impact of economic conditions on underlying demand for the Company's products and on the carrying value of its assets; (2) the impact of competitors' actions, including pricing, expansion in key markets, and product offerings; (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume; (4) potential adverse developments in legal proceedings and/or investigations, including possible fines, penalties, judgments or settlements; and (5) the ability of the Company to achieve and sustain targeted cost reductions. The financial information presented in this document represents preliminary, unaudited financial results.

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP measures as defined by SEC rules. The most directly comparable GAAP measures have been included in the earnings news release for the quarter. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are included with the financial schedules accompanying the earnings news release for the quarter, along with certain supplemental analysis provided in this document. (See Attachments A-2 through A-4 to Exhibit 99.1, news release dated April 28, 2009.) The Company's non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP measures, may make it difficult to assess the underlying performance of the Company in a single period. By excluding certain accounting effects, both positive and negative (e.g., restructuring charges, asset impairments, certain effects of acquisitions and related integration costs, loss from debt extinguishment, gains on sales of assets, etc.), from certain of the Company's GAAP measures, the Company believes that it is providing meaningful supplemental information to facilitate an understanding of the Company's "core" or "underlying" operating results. These non-GAAP measures are used internally to evaluate trends in the Company's underlying business, as well as to facilitate comparison to the results of competitors for a single period. The Company applies the anticipated full-year GAAP tax rate to determine adjusted non-GAAP net income. (See Attachment A-2 to Exhibit 99.1 for discussion of limitations associated with the use of these non-GAAP measures.) The information in this document has been furnished (not filed) under Form 8-K with the SEC and is posted at the Investors section of the Company's Web site.

April 28, 2009 First Quarter 2009 Financial Review and Analysis 4 Overview Continued deterioration in global macroeconomic environment drove first quarter volume declines across all segments and regions Declines moderated after a very weak January Operating margin contracted, as impact of lower volume more than offset benefits of productivity initiatives and pricing actions implemented to offset inflation Actions underway to weather the storm and position Company for strong growth and profit improvement as markets improve: Expanding initiatives to reduce fixed-cost structure, particularly in RIS and other specialty converting businesses Maintaining investment in emerging business opportunities Remaining highly focused on Free Cash Flow: Targeting improved working capital efficiency Closely monitoring capital/IT spend against reduced budget Completed HiMEDS conversion to strengthen balance sheet and reduce interest expense

April 28, 2009 First Quarter 2009 Financial Review and Analysis 5 First Quarter Summary Net sales declined 13% from prior year Net effect of DM Label acquisition was 0.6% Currency translation reduced sales growth by 6.4% (approx. $0.05 negative impact to earnings per share) Extra week added about 7% of sales for the quarter On an organic basis, net sales declined 15% Throughout this document, all references to first quarter 2009 organic sales change refer to results before the impact of acquisitions, foreign currency translation, and an extra week in the 2009 fiscal calendar Operating margin before restructuring and asset impairment charges and other items declined to 2.9% Decline reflects raw material inflation and reduced fixed-cost leverage, partially offset by productivity improvement and pricing actions

April 28, 2009 First Quarter 2009 Financial Review and Analysis 6 First Quarter Summary (continued) Accelerated and expanded efforts to reduce fixed-cost structure Now anticipate more than $150 million of annualized savings from restructuring initiated in the fourth quarter of last year, with roughly $75 mil. of benefit (net of transition costs) expected in 2009 By the end of the first quarter, achieved run-rate savings representing approximately 30% of target (anticipate 50% by end of second quarter) Effective tax rate was approx. 2%; ongoing annual tax rate expected to be in the low 20% range, varying significantly from quarter to quarter Reported E.P.S. of $(0.46) includes $0.57 of restructuring and asset impairment charges and other items $0.37 of restructuring and asset impairment charges $0.20 associated with HiMEDS conversion (debt extinguishment) Adjusted E.P.S. of $0.11 Company commenced an interim goodwill impairment test that management believes is likely to result in a non-cash impairment charge which may impact final first quarter 2009 financial results to be filed with Form 10-Q

April 28, 2009 First Quarter 2009 Financial Review and Analysis 7 Reported Sales Change 18.4% 20.0% 2.6% (11.8)% (13.3)% (1) Reported Sales Change (year-over-year) less the impacts of foreign currency translation, acquisitions, net of divestitures, and extra week in Q1-09 (calculation may not tie due to rounding). 1Q08 2Q08 3Q08 Organic Sales Change(1) (1.9)% (0.6)% (2.4)% (8.1)% (14.5)%* Acquisitions, Net of Divestitures 14.1% 13.5% 0.6% 0.6% 0.6% Currency Translation 6.1% 7.1% 4.5% (4.4)% (6.4)% Extra Week of Sales n/a n/a n/a n/a 7.0% 4Q08 1Q09 Sales Analysis * Decline moderated after a very weak January

April 28, 2009 First Quarter 2009 Financial Review and Analysis 8 Gross Profit Margin (total Company) 24.2% 25.8% 25.0% Operating Margin (non-GAAP(1)): Pressure-sensitive Materials 5.9% 8.2% 5.3% Retail Information Services (3.7)% 1.3% 1.2% Office and Consumer Products 14.2% 11.3% 20.4% Other specialty converting businesses (10.1)% 6.1% (6.5)% Total Company 2.9% 6.3% 4.9% (1) Earnings before interest and taxes, restructuring and asset impairment charges, and other items detailed in Attachments A-3 and A-4 of Exhibit 99.1. (2) Prior year numbers restated for change in methodology related to allocation of corporate expense to operating segments. 1Q09 1Q08(2) 4Q08(2) Margin Analysis

April 28, 2009 First Quarter 2009 Financial Review and Analysis 9 Key Factors Impacting Margin Gross profit margin declined to 24.2% Decline reflects reduced fixed-cost leverage and raw material inflation, partially offset by benefits from pricing actions and productivity Marketing, general and administrative (MG&A) expense ratio increased by 1.4 points compared to the prior year Absolute MG&A spending decreased by approximately $24 mil. compared to the prior year, due to cost reductions and currency translation, partially offset by costs associated with the extra week of sales

April 28, 2009 First Quarter 2009 Financial Review and Analysis 10 1Q09 Segment Overview PRESSURE-SENSITIVE MATERIALS Reported sales of $809 mil., down 12% compared with prior year Organic sales decline of approx. 11% Rate of change in sales (organic basis) for roll materials business, by region: Europe: low double digit decline North America: mid single digit decline Emerging Markets (Asia, Eastern Europe, South America): low double digit decline Graphics & Reflective sales down more than 20% on an organic basis Excluding restructuring charges and other items, operating margin declined to 5.9%, as reduced fixed-cost leverage and the effects of raw material inflation more than offset the benefit of price increases, restructuring and other productivity initiatives

April 28, 2009 First Quarter 2009 Financial Review and Analysis 11 1Q09 Segment Overview (continued) RETAIL INFORMATION SERVICES Reported sales of $316 mil., down 15% compared with prior year Organic sales decline of approx. 20% Operating margin before restructuring charges and other items declined to a negative 3.7%, as carryover of integration savings (approx. $5 mil.) and other productivity actions were more than offset by the effects of: Lower volume (reduced fixed-cost leverage) Employee-related, raw material and other cost inflation Implementing significant restructuring measures in this segment in 2009 Continue to transform the business, strengthening competitive advantages to drive future growth and profitability improvement

April 28, 2009 First Quarter 2009 Financial Review and Analysis 12 1Q09 Segment Overview (continued) OFFICE AND CONSUMER PRODUCTS Reported sales of $184 mil., down 5% compared with prior year Organic sales decline of approx. 7% Excluding restructuring charges and other items, operating margin improved by 2.9 points to 14.2%, reflecting the benefit of price increases to offset raw material inflation carried throughout 2008, restructuring, and other productivity initiatives OTHER SPECIALTY CONVERTING BUSINESSES Reported sales of $117 mil., down 27% compared with prior year Organic sales decline of approx. 29% Excluding restructuring charges and other items, operating margin declined to a negative 10.1%, as the benefit of productivity initiatives was more than offset by reduced fixed-cost leverage Implementing significant restructuring measures in this segment in 2009

April 28, 2009 First Quarter 2009 Financial Review and Analysis 13 ($ Millions) 2009 2008 Net cash provided by operating activities $ 16.0 $ 56.0 Purchase of property, plant and equipment $(15.7) $(38.4) Purchase of software and other deferred charges $ (8.2) $(16.5) Proceeds from sale of investments, net $ 0.6 $ 0.0 Free Cash Flow(1) $ (7.3) $ 1.1 Dividends paid $(43.7) $(43.8) (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. Year-To-Date Cash Flow

April 28, 2009 First Quarter 2009 Financial Review and Analysis 14 Update to Contributing Factors to 2009 Financial Results Currency translation (at current rates, represents approx. 7% headwind to reported sales growth; approx. $40 mil. negative impact to EBIT vs. 2008) Estimated $70 mil. of savings (net of transition costs) from new restructuring actions Majority of the $120 mil. estimated total restructuring costs associated with new actions will be recognized in 2009 Carryover savings of approx. $40 mil. from previously implemented actions Increased investment in new business opportunities and transformation of RIS business model Incremental pension and other employee- related expenses Lower interest expense Higher tax rate 53 weeks in 2009 fiscal year; 14 weeks in first quarter (minimal benefit to FY earnings) Capital expenditures (including IT) of $120 to $150 mil. Depreciation and amortization ^ $275 mil. Expected incremental contribution to pension fund = $25 mil. January Commentary April Revisions Currency translation (at current rates, represents approx. 6% headwind to reported sales growth; approx. $30 mil. negative impact to EBIT vs. 2008) Estimated $75 mil. of savings (net of transition costs) from new restructuring actions Majority of the $130 mil. estimated total restructuring costs associated with new actions will be recognized in 2009 Potential goodwill impairment charge that is likely to impact reported E.P.S. (no impact to Free Cash Flow or debt covenants)